GUIDESTONE FUNDS
Supplement dated November 13, 2020
to
Prospectus dated May 1, 2020
This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
EXTENDED-DURATION BOND FUND
At its November 12, 2020 meeting, the Board of Trustees (“Board”) of GuideStone Funds approved a plan to liquidate and terminate the Extended-Duration Bond Fund (the “Fund”), upon the recommendation of GuideStone Capital Management, LLC, the Fund’s investment adviser (the “Adviser”). After the close of business on January 20, 2021, the Fund will no longer accept new investments.
The Fund pursues its investment objective of seeking maximum total return consistent with preservation of capital by investing in a diversified portfolio of fixed-income securities across a number of issuers, industries and/or economic sectors. In connection with the liquidation, the Fund will depart from its stated investment objective, and may begin to do so immediately, as it begins to convert all portfolio securities to cash or cash equivalents in preparation for the final distribution(s) to shareholders.
The date of liquidation of the Fund is anticipated to be on or about January 26, 2021 (the “Liquidation Date”). Please note that you may exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of the same class of another GuideStone Fund in accordance with the terms of the Fund’s prospectus. You also may redeem your shares of the Fund at any time prior to the Liquidation Date. The Fund will distribute cash pro rata to all remaining shareholders who have not previously exchanged or redeemed all of their shares on or about Liquidation Date. Once distribution is complete, the Fund will terminate.
The exchange, redemption or liquidation of your Fund shares will be a taxable event, on which you will realize a taxable gain (or loss), to the extent that your tax basis in the shares is lower (or higher) than the price at which your shares are exchanged, redeemed or liquidated. If you own Fund shares in a tax-deferred account, such as an individual retirement account, 401(k) or 403(b) account, distribution to the account of the liquidation proceeds will not be subject to current income taxation. You should consult your tax adviser about the Fund’s liquidation and its tax consequences to you, if any. You should also consult your tax adviser before initiating any exchange or redemption of Fund shares.
For more information, please contact us at 1-888-GS-FUNDS (1-888-473-8637) 7 a.m. to 6 p.m. CST, Monday through Friday.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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